Neuberger Berman Income Funds®

Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration High Income Fund

Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2018, as amended and supplemented

Effective immediately, Mr. Joseph Lind has been added as a portfolio manager of the Neuberger Berman High Income Bond Fund and the Neuberger Berman Short Duration High Income Fund.

Effective immediately, the Funds’ summary prospectuses and prospectuses are revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman High Income Bond Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thomas P. O’Reilly (Managing Director of the Manager), Russ Covode (Managing Director of the Manager), Daniel Doyle (Managing Director of the Manager), Patrick Flynn (Managing Director of the Manager), and Joseph Lind (Managing Director of the Manager). Mr. O’Reilly has co-managed the Fund since October 2005, Mr. Covode has co-managed the Fund since February 2011, Mr. Doyle has co-managed the Fund since February 2014, Mr. Flynn has co-managed the Fund since January 2016, and Mr. Lind has co-managed the Fund since July 2018.

(b) The section titled “Portfolio Managers” in the summary prospectus and prospectus for Neuberger Berman Short Duration High Income Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thomas P. O’Reilly (Managing Director of the Manager), Russ Covode (Managing Director of the Manager), Daniel Doyle (Managing Director of the Manager), Patrick Flynn (Managing Director of the Manager), and Joseph Lind (Managing Director of the Manager). Mr. O’Reilly and Mr. Covode have co-managed the Fund since September 2012, Mr. Doyle has co-managed the Fund since February 2014, Mr. Flynn has co-managed the Fund since January 2016, and Mr. Lind has co-managed the Fund since July 2018.

(c) The following is added to the “Management of the Funds — Portfolio Managers” section of the prospectuses for Neuberger Berman High Income Bond Fund:

Joseph Lind, CFA is a Managing Director of the Manager. He is a senior portfolio manager for high yield portfolios for the Manager and also serves on the firm’s credit committee for high yield bonds and senior floating rate loans. He has co-managed the Fund since July 2018. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

(d) The following is added to the “Management of the Funds — Portfolio Managers” section of the prospectus for Neuberger Berman Short Duration High Income Fund:

Joseph Lind, CFA is a Managing Director of the Manager. He is a senior portfolio manager for high yield portfolios for the Manager and also serves on the firm’s credit committee for high yield bonds and senior floating rate loans. He has co-managed the Fund since July 2018. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

The date of this supplement is July 30, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com